Exhibit 99.1

Nakamoto Reports First Quarter 2026 Results

Completed Creation of Bitcoin Operating Company with February Acquisitions of BTC Inc and UTXO Management

NASHVILLE, Tenn. – May 13, 2026 – Nakamoto Inc. (NASDAQ: NAKA) (“Nakamoto” or the “Company”), today announced its results for the first quarter ended March 31, 2026.

Q1 Operational & Financial Highlights

●	Completion of the acquisitions of BTC Inc. and UTXO Management GP, LLC (“UTXO Management”) on February 20, 2026, establishing Nakamoto’s foundational operating businesses across media, asset management, and advisory.
●	Launched an actively managed Bitcoin derivatives strategy designed to generate yield on treasury assets and enhance capital efficiency while managing downside exposure.
●	Reported total operating revenue of $2.7 million, including:

○	$1.6 million from operating businesses.
○	$1.1 million from Bitcoin treasury and derivatives strategy.

●	Reported a net loss of $238.8 million, primarily driven by non-cash and transaction-related items, including:

○	$102.5 million mark-to-market loss resulting from the decline in Bitcoin price during the quarter.
○	$107.7 million non-cash reduction in the cumulative gain from the Company’s pre-acquisition call option.
○	Approximately $8.0 million of transaction-related and integration related costs.

●	Held more than 5,000 Bitcoin as of March 31, 2026, with an aggregate fair value of approximately $345 million at quarter-end.

“The first quarter marked a transformational period for Nakamoto as we formally transitioned into a Bitcoin operating company,” said David Bailey, Chief Executive Officer of Nakamoto. “During the quarter, we completed the acquisitions of BTC Inc. and UTXO Management and began integrating the foundational businesses we believe position Nakamoto for long-term growth across the Bitcoin ecosystem. While our reported results reflect only a partial quarter of contribution from these businesses, as well as softer Bitcoin pricing during the period, we remain highly confident in the long-term earnings power of the company we are building. Our focus for the remainder of 2026 is execution — scaling our operating businesses, expanding revenue opportunities, and continuing to build durable shareholder value through disciplined capital allocation and long-term conviction in Bitcoin.”

Financial Summary

$ in thousands	For the Quarter Ended March 31,
	2026	2025
Total operating revenues	$2,678	$580
Operating loss (GAAP)	$(126,170)	$(1,042)
Adjusted operating loss (non-GAAP)	$(7,770)	$(1,024)

First Quarter 2026 Financial Highlights

Media & Information Services:

●	Revenue of $0.8 million, including $0.5 million from media and $0.4 million from advisory services
●	Operating loss of $2.8 million

Results reflect:

●	Approximately $0.8 million of amortization of transaction-related intangible assets
●	Partial quarter ownership
●	No major events during Q1; historically, the businesses have experienced stronger financial performance during quarters with larger scale events

Asset Management:

●	Management fee revenue of $0.2 million; no performance fees recognized during this quarter
●	Operating loss of $0.5 million

Results reflect:

●	Approximately $0.3 million of amortization of transaction-related intangible assets
●	Partial quarter ownership
●	Lower average assets under management during the period: assets under management totaled approximately $109.5 million as of March 31, 2026

Bitcoin Operations:

●	Revenue of $1.1 million generated from the Company’s recently launched Bitcoin treasury and derivatives strategy
●	Operating loss of $109.9 million

Results reflect:

●	Revenue generated from yield-oriented strategies utilizing the Company’s Bitcoin collateral
●	Mark-to-market Bitcoin losses of $102.5 million related to the decline in Bitcoin price from $87,519 as of December 31, 2025, to $68,220 as of March 31, 2026
●	Investment losses of $7.9 million related to the mark-to-market decline in the Company’s investment in Metaplanet and loss from our share of Treasury B.V.’s results

Healthcare Operations:

●	Revenue of $0.5 million
●	Operating loss of $0.6 million

Results reflect:

●	Ongoing operating costs associated with legacy healthcare activities as the Company continues its planned wind-down; which is expected to be substantially completed by the end of the second quarter of 2026

Other:

●	Primarily reflects corporate overhead and advisory-related services conducted through Nakamoto Advisory
●	Operating loss of $12.5 million includes approximately $6.9 million of transaction-related and integration related costs associated with recent acquisitions

The Company has discontinued publishing its supplemental operational dashboard in order to better align external reporting practices with public company reporting timelines.

Liquidity Highlights

During the first quarter of 2026, Nakamoto continued to manage its balance sheet to support ongoing operations and integration activities. The Company had total cash on hand of $35.3 million to fund strategic initiatives, integration efforts, and operating expenses, including interest expense associated with the Kraken loan, providing near-term liquidity and financial flexibility.

During the first quarter of 2026, Nakamoto actively managed its Bitcoin across the Company, using it not only as a long-term treasury reserve asset, but also as part of its operating, financing and income-generating strategies. At the corporate level, the Company sold approximately 284 BTC to support working capital requirements. As part of Nakamoto’s derivatives strategies, the Company received approximately 43 BTC in premium income and subsequently sold approximately 40 BTC.

Enterprise Value: As of March 31, 2026, the Company’s enterprise value was $327 million, calculated as market capitalization of $152 million, plus notes payable of $210 million, less cash and cash equivalents of $35 million.

Shares Issued and Outstanding: As of March 31, 2026, Nakamoto’s shares outstanding were 690,018,254 and fully diluted shares outstanding were 892,723,519.

About Nakamoto Inc.

Nakamoto Inc. (NASDAQ: NAKA) is a Bitcoin company that owns and operates a global portfolio of Bitcoin-native enterprises spanning media & information services, asset management & financial services, and consulting & advisory services. Nakamoto is the parent company of BTC Inc, the world’s leading Bitcoin media enterprise behind Bitcoin Magazine, The Bitcoin Conference, and Bitcoin for Corporations, and of UTXO Management, a Bitcoin-native asset manager focused on public and private market investments across the Bitcoin ecosystem. For more information, visit nakamoto.com.

Forward Looking Statements

All statements, other than statements of historical fact, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, as defined under U.S. federal securities laws. Forward-looking statements can be identified by the use of words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow,” “seek,” “see,” “aim,” “target,” or the negative of such terms or other variations thereof. However, the absence of these words does not mean that the statements are not forward-looking.

Forward-looking statements in this press release include, but are not limited to, statements regarding: the anticipated benefits, synergies, and strategic impact of the acquisitions of BTC Inc. and UTXO Management; the integration of acquired businesses and expected integration costs and timelines; the Company’s Bitcoin treasury and asset management strategy, including the deployment and management of its Bitcoin holdings; the Company’s Bitcoin derivatives program, including the expected generation of yield on treasury assets, capital efficiency, and the effectiveness of hedging strategies; capital allocation plans; the planned wind-down of legacy healthcare operations and the expected timeline for completion; expectations regarding the scaling of operating businesses and expansion of revenue opportunities; the Company’s financial outlook, strategic initiatives, business plans, and growth strategies; and anticipated operational performance for future periods. These forward-looking statements are inherently uncertain and involve numerous assumptions and risks. Factors that could cause actual results to differ materially from those projected include, but are not limited to: (i) the volatility of Bitcoin prices and its impact on the Company’s financial results, including mark-to-market gains and losses on Bitcoin holdings; (ii) the acquisitions of BTC Inc. and UTXO Management may not provide the anticipated benefits, including the inability of the acquired businesses to maintain or grow their current levels of earnings, the Company’s inability to successfully realize cross-selling opportunities, or difficulties and unanticipated costs relating to integration; (iii) risks related to the Company’s existing indebtedness, including collateral requirements, covenant compliance, and cross-default risk; (iv) regulatory developments affecting digital assets and the Company’s business operations; and (v) other important factors detailed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as updated by the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents that are filed, or will be filed, with the SEC and that are or will be available on the Company’s website at www.nakamoto.com and on the website of the SEC at www.sec.gov.

All forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of Nakamoto or any other party, nor does it constitute a solicitation of any proxy or vote. Past performance is not indicative of future results.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures consisting of Adjusted operating loss and fully diluted shares outstanding. We define Adjusted operating loss as the removal of the change in fair value of digital assets, loss on investments, depreciation and amortization, transaction-related compensation and transaction-related general and administrative expenses from our operating loss (“Adjusted operating loss”). We define fully diluted shares outstanding as common shares outstanding and all options, warrants, holdback shares for the BTC Inc. and UTXO Management acquisitions, restricted stock units and shares to be issued upon delivery of letters of transmittal from BTC Inc. stockholders (“fully diluted shares outstanding”). Non-GAAP financial measures are financial measures that are derived from consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Non-GAAP financial measures are subject to material limitations as they are not measurements prepared in accordance with GAAP, and are not a substitute for such measurements. We use these non-GAAP financial measures and other key metrics internally to facilitate analysis of its financial and business trends and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past and future financial performance by excluding certain items that may not be indicative of its business, results of operations, or outlook. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in our industry, may report Adjusted operating loss and fully diluted shares outstanding, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliations included herein.

Media Contact

Carissa Felger / Sam Cohen

Gasthalter & Co.

(212) 257-4170

Nakamoto@gasthalter.com

Investor Relations Contact

Steven Lubka

VP of Investor Relations

(615) 701-8889

Investors@nakamoto.com

Statement of Operations

($ in thousands, except per share amounts)	For the Quarter Ended March 31,
(unaudited)	2026	2025

Operating revenues:
Media	$409	$-
Advisory	510	-
Asset management	209	-
Derivative	1,071	-
Healthcare	479	580
Total operating revenues	2,678	580

Operating expenses:
Cost of revenue	232	8
Compensation	7,347	1,003
General and administrative	9,784	593
Depreciation and amortization	1,115	18
Loss on change in fair value of digital assets	102,485	-
Loss on investments	7,885	-
Total operating expenses	128,848	1,622

Operating loss	(126,170)	(1,042)

Non-operating income (expense):
Other income (expense), net	(642)	10
Interest expense	(4,220)	(6)
Change in fair value of call option - related party	(107,744)	-
Total non-operating income (expense)	(112,606)	4

Net loss before provision for income taxes	(238,776)	(1,038)

Provision for income taxes	-	-
Net loss	$(238,776)	$(1,038)

Net loss per common stock - basic and diluted	$(0.38)	$(0.17)

Weighted average shares outstanding - basic and diluted	636,472	6,025

Segments

($ in thousands)	For the Quarter Ended March 31, 2026
	Media & Information Services	Asset Management	Bitcoin Operations	Healthcare Operations	Other	Eliminations	Total
Operating revenues:
Media	$477	$-	$-	$-	$-	$(68)	$409
Advisory	356	-	-	-	154	-	510
Asset management	-	209	-	-	-	-	209
Derivative	-	-	1,071	-	-	-	1,071
Healthcare	-	-	-	479	-	-	479
Total operating revenues	833	209	1,071	479	154	(68)	2,678

Operating expenses:
Cost of revenue	77	-	155	-	-	-	232
Compensation	2,092	239	292	836	3,888	-	7,347
General and administrative	657	96	146	233	8,720	(68)	9,784
Depreciation and amortization	767	330	-	18	-	-	1,115
Loss on change in fair value of digital assets	-	-	102,485	-	-	-	102,485
Loss on investments	-	-	7,885	-	-	-	7,885
Total operating expenses	3,593	665	110,963	1,087	12,608	(68)	128,848

Operating income (loss) (GAAP)	$(2,760)	$(456)	$(109,892)	$(608)	$(12,454)	$-	$(126,170)

Adjustments
Loss on change in fair value of digital assets	-	-	102,485	-	-	-	102,485
Loss on investments	-	-	7,885	-	-	-	7,885
Depreciation and amortization	767	330	-	18	-	-	1,115
Transaction-related compensation	-	-	10	-	844	-	854
Transaction-related general and administrative	-	-	-	-	6,061	-	6,061
Total adjustments	767	330	110,380	18	6,905	-	118,400

Adjusted operating income (loss) (non-GAAP)	$(1,993)	$(126)	$488	$(590)	$(5,549)	$-	$(7,770)

($ in thousands)	For the Quarter Ended March 31, 2025
	Media & Information Services	Asset Management	Bitcoin Operations	Healthcare Operations	Other	Eliminations	Total
Operating revenues:
Media	$-	$-	$-	$-	$-	$-	$-
Advisory	-	-	-	-	-	-	-
Asset management	-	-	-	-	-	-	-
Derivative	-	-	-	-	-	-	-
Healthcare	-	-	-	580	-	-	580
Total operating revenues	-	-	-	580	-	-	580

Operating expenses:
Cost of revenue	-	-	-	8	-	-	8
Compensation	-	-	-	1,003	-	-	1,003
General and administrative	-	-	-	593	-	-	593
Depreciation and amortization	-	-	-	18	-	-	18
Loss on change in fair value of digital assets	-	-	-	-	-	-	-
Loss on investments	-	-	-	-	-	-	-
Total operating expenses	-	-	-	1,622	-	-	1,622

Operating income (loss) (GAAP)	$-	$-	$-	$(1,042)	$-	$-	$(1,042)

Adjustments
Loss on change in fair value of digital assets	-	-	-	-	-	-	-
Loss on investments	-	-	-	-	-	-	-
Depreciation and amortization	-	-	-	18	-	-	18
Transaction-related compensation	-	-	-	-	-	-	-
Transaction-related general and administrative	-	-	-	-	-	-	-
Total adjustments	-	-	-	18	-	-	18

Adjusted operating income (loss) (non-GAAP)	$-	$-	$-	$(1,024)	$-	$-	$(1,024)

Reconciliation of Common Shares Outstanding to Fully Diluted Shares Outstanding

The following table presents a reconciliation of Common Shares Outstanding to Fully Diluted Shares Outstanding, the most directly comparable GAAP measure:

March 31, 2026
Common Shares Outstanding (GAAP)	690,018,254
Options	78,714,493
Pre-Funded Warrants	61,704,975
Holdback Shares for BTC Inc and UTXO Acquisitions	27,483,604
Restricted Stock Units	17,636,822
Shares to be Issued Upon Letters of Transmittal	16,678,652
Cash Warrants - Tradeable	384,936
Cash Warrants - Non-Tradeable	101,783
Fully Diluted Shares Outstanding (non-GAAP)	892,723,519